SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2002

                          EQCC Receivables Corporation

                                  (Depositor)

Delaware                      33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 904-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                          EQCC Receivables Corporation
                               EQCC Trust 2001-1F
                 EQCC Asset Backed Certificates, Series 2001-1F

On July 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2001-1F made a monthly distribution of principal and/or interest to the Holders of the EQCC Asset Backed Certificates, Series 2001-1F. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EQCC Receivables Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-1F relating to the Distribution Date of July 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2002


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-1F relating to the Distribution Date of July 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated July 25, 2002


                             Payment Date: 07/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-1F
                 EQCC Asset Backed Certificates, Series 2001-1F
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      1,631,812,253.11    6.550000%    56,168,534.91  8,906,975.21   65,075,510.12       0.00       0.00
                        A2      1,227,448,175.90    6.550000%    37,936,039.60  6,699,821.29   44,635,860.89       0.00       0.00
                        A3      1,306,805,609.38    6.240000%    40,042,207.57  6,795,389.17   46,837,596.74       0.00       0.00
                        A4      1,561,546,578.32    6.240000%    67,121,494.46  8,120,042.21   75,241,536.66       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R3                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      5,727,612,616.71     -          201,268,276.54 30,522,227.88  231,790,504.42     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      1,575,643,718.20            0.00
                                A2      1,189,512,136.30            0.00
                                A3      1,266,763,401.81            0.00
                                A4      1,494,425,083.86            0.00
                                X                   0.00            0.00
Residual                        R1                  0.00            0.00
                                R2                  0.00            0.00
                                R3                  0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      5,526,344,340.17   -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-1F
                 EQCC Asset Backed Certificates, Series 2001-1F
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1  1,631,812,253.11     6.550000% 26882JAA4    28.095703      4.455301    788.142650
                           A2  1,227,448,175.90     6.550000% 26882JAB2    25.277735      4.464259    792.601773
                           A3  1,306,805,609.38     6.240000% 26882JAC0    25.094200      4.258628    793.872682
                           A4  1,561,546,578.32     6.240000% 26882JAD8    33.657735      4.071754    749.371930
                           X               0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R1              0.00     0.000000%               0.000000      0.000000      0.000000
                           R2              0.00     0.000000%               0.000000      0.000000      0.000000
                           R3              0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -   5,727,612,616.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                               EQCC Trust 2001-1F
                 EQCC Asset Backed Certificates, Series 2001-1F
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance     1,605,607,974.88 1,210,425,264.85 1,290,385,276.27
Loan count                  20449            14466            15098
Avg loan rate          10.117339%        9.899621%        9.758169%
Prepay amount       50,044,725.78    33,315,469.95    35,711,801.12

                                           Total
                                           -----
Prin balance     1,524,889,067.86 5,631,307,583.86
Loan count                  28365            78378
Avg loan rate           9.936209%             9.94
Prepay amount       60,152,507.23   179,224,504.08

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees       878,290.77       601,986.35       624,943.44
Sub servicer fees            0.00             0.00             0.00
Trustee fees                 0.00             0.00             0.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                                           Total
                                           -----
Master serv fees       770,153.18     2,875,373.74
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses         63,507.48        -1,395.76        -3,829.86
Cumulative losses      306,850.07           261.23        37,522.44

                                           Total
                                           -----
Realized losses         -3,928.00        54,353.86
Cumulative losses      187,460.01       532,093.75

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          5,727,612,616.71
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        2801               187,579,802.92
60 to 89 days                         454                27,037,765.62
90 or more                            464                22,363,399.24
Foreclosure                          2270               178,456,402.03

Totals:                              5989               415,437,369.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              3,498,341.23
Current Total Outstanding Number of Loans:                                56

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount          231,790,504.42        231,790,504.42
Principal remittance amount          201,268,276.54        201,268,276.54
Interest remittance amount            30,522,227.88         30,522,227.88